Major restructuring costs	12 Months Ended
Dec. 31, 2022
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Major restructuring costs
10. Major restructuring costs
Within the Pharmaceuticals sector, the highly regulated manufacturing operations and supply chains and long lifecycle of the business mean that restructuring programmes, particularly those that involve the rationalisation or closure of manufacturing or R&D sites, are likely to take several years to complete.
Major restructuring costs are those related to specific Board-approved Major restructuring programmes, including integration costs following material acquisitions, which are structural and are of a significant scale where the costs of individual or related projects exceed £25 million.
In January 2020, the Board approved a Separation Preparation programme to prepare for the separation of GSK into two companies. Materially all of the Separation Preparation restructuring programme has been included as part of continuing operations. The legacy Consumer Healthcare Joint Venture integration programme is now included as part of discontinued operations.
After the acquisition of Sierra Oncology (July 2022) and Affinivax (August 2022), the Board approved a Major restructuring programme for the Integration of significant acquisitions designed to integrate and achieve synergies.
The total restructuring costs of £321 million in 2022 were incurred in the following areas:

–	Restructuring costs to prepare for separation of GSK into two companies

–	Continued transformation of central functions, including GSK technology platforms and interfaces, to deliver greater digital synergies, simplification of applications and staff reductions

–	The integration of acquisitions.
The analysis of the costs charged to operating profit from continuing operations under these programmes was as follows:

	2022 £m	2021 (1) £m	2020 (1) £m

Increase in provision for Major restructuring programmes (see Note 32 )	138	321	606

Amount of provision reversed unused (see Note 32)	(111)	(140)	(71)

Impairment losses recognised	122	14	347

Other non-cash charges/(credit)	(7)	25	62

Other cash costs	179	204	234

	321	424	1,178
Provision reversals of £111 million (2021
(1)
: £140 million; 2020
(1)
: £71 million) reflected provision releases mainly related to the Separation Preparation programme. Asset impairments of £122 million and other non-cash
credit of £7 million principally comprised fixed asset write-downs of manufacturing facilities and accelerated depreciation where asset lives have been shortened in the supply chain manufacturing network as a result of the Major restructuring programmes, offset by profit on disposals. All other charges have been or will be settled in cash and include site closure costs, consultancy and project management costs.
The analysis of Major restructuring charges from continuing operations by programme was as follows:

			2022
	Cash £m	Non-cash £m	Total £m

Separation Preparation programme	177	110	287

Significant acquisitions	20	–	20

Legacy programmes	9	5	14

	206	115	321

			2021 (a)
	Cash £m	Non-cash £m	Total £m

Separation Preparation programme	353	59	412

Legacy programmes	32	(20)	12

	385	39	424

(1)	The 2021 and 2020 comparatives have been restated on a consistent basis from those previously published to reflect the demerger of the Consumer Healthcare business (see Note 41).
The analysis of Major restructuring charges from continuing operations by income statement line was as follows:

	2022 £m	2021 (1) £m	2020 (1) £m

Cost of sales	102	102	585

Selling, general and administration	180	277	395

Research and development	39	45	198

	321	424	1,178